DELAWARE GROUP® EQUITY FUNDS V

Delaware Small Cap Value Fund (the “Fund”)

Supplement to the Fund’s Institutional Class Prospectus
dated March 30, 2009

Effective September 11, 2009, Delaware Management Company has increased the voluntary expense cap for the Fund as set forth in the table below.

The following replaces the information in the section entitled, “What are the Fund’s fees and expenses?” on pages 4-5.

What are the Fund’s fees and expenses?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Institutional Class
Maximum sales charge (load) imposed on purchases as
a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower	none
Maximum sales charge (load) imposed on reinvested
dividends	none
Redemption fees	none
Exchange fees[1]	none

Annual fund operating expenses are deducted from the Fund’s assets.2

Institutional Class
Management fees[3]	0.75%
Distribution and service (12b-1) fees	none
Other expenses	0.47%
Total annual fund operating expenses	1.22%

1 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2 In periods of market volatility, during which asset levels may fluctuate substantially, the Fund’s annual fund operating expenses may vary from the numbers shown in the table above.

3 The Funds’ investment manager (Manager) has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.20% of the Fund’s average daily net assets from September 11, 2009 until such time as the voluntary expense cap is discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Fund, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect this voluntary expense cap.

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

Institutional Class
1 year	$124
3 years	$387
5 years	$670
10 years	$1,477

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.